UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported) December 2, 2003

Piccadilly Cafeterias, Inc.
(Exact name of registrant as specified in its charter)

Louisiana (State of incorporation)	1-11754 (Commission File Number)	72-0604977 (IRS Employer Identification No.)
3232 Sherwood Forest Boulevard, Baton Rouge, Louisiana (Address of principal executive offices)	70816 (Zip Code)

(225) 293-9440
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.         Other Events.

On December 2, 2003, the United States Bankruptcy Court for the Southern District of Florida issued an Order establishing notification and hearing procedures for trading in claims and equity securities of Piccadilly Cafeterias, Inc. A conformed copy of the Order is attached hereto as Exhibit 99.

Item 7.        Financial Statements and Exhibits

(c)	Exhibits.
	99	Conformed copy of the Order of the United States Bankruptcy Court for the Southern District of Florida, dated December 2, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PICCADILLY CAFETERIAS, INC.

By: /s/ W. Scott Bozzell
W. Scott Bozzell Executive Vice President and Secretary

Date:    December 11, 2003